                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):        JANUARY 31, 2001
                                                         ----------------



                              DVI RECEIVABLES CORP.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                                       333-68043                                      33-0608442
   ---------------------------------               -------------------------------               ---------------------------------
   (State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
   incorporation or organization)                                                                      Identification Number)


   2500 YORK ROAD
   JAMISON, PENNSYLVANIA                                                                                        18929
   ------------------------------------------                                                    ---------------------------------
   (Address of principal executive offices)                                                                  (Zip Code)


Registrant's telephone number, including area code:  (215) 488-5000
                                                     --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.      Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending January 31, 2002, payment date February 11, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DVI Delaware Trust 1998-2
                                                            (Registrant)

                                             By:   DVI Receivables Corp.
                                                   Owner of Trust


Dated:     February 15, 2002                 By:   /s/ Steven Garfinkel
                                                   -----------------------------
                                                   Steven Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer

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